Net loss income per share (Tables)	12 Months Ended
Dec. 31, 2025
Loss per share (Note 17)
Net Loss Income Per Share
	For the years ended December 31,
	2025	2024	2023
Net loss for the year	$(2,317,149)	$(9,077,495)	$(5,451,112)
Weighted average number of shares outstanding for the year:
Basic	96,453,727	78,271,095	77,646,094
Diluted	96,453,727	78,271,095	77,646,094
Net loss per share – Basic	$(0.02)	$(0.12)	$(0.07)
Net loss per share – Diluted	$(0.02)	$(0.12)	$(0.07)